NOTE: The accompanying investor presentation updates the investor presentation previously issued by the company on March 12, 2019. Capital expenditures for the quarter ended December 31, 2018 should have been $54.4 million, instead of $55.0 million and for the year ended December 31, 2018 should have been $275.5 million, instead of $276.2 million. These changes impacted only the growth capital expenditures along with the associated breakdown by campus location. No other INVESTOR PRESENTATION | Q41 2018 information has been modified.

SAFE HARBOR | 2018 This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Switch, Inc. and Switch, Ltd. (“Switch,” “we,” “us” or “our”), our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long- term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, (i)our ability to successfully implement our business strategies and effectively manage our growth and expansion plans; (ii)delays or unexpected costs in development and opening of data center facilities; (iii) any slowdown in demand for our existing data center resources; (iv)our ability to attract new customers and achieve sufficient customer demand to realize future expected returns on our investments; (v) the geographic concentration of our data centers in certain markets; (vi) local economic, credit and market conditions that impact our customers in these markets; (vii) the impact of delays or disruptions in third-party network connectivity; (viii) developments in the technology and data center industries in general that negatively impact us, including development of new technologies, adoption of new industry standards, declines in the technology industry or slowdown in the growth of the Internet, in addition to those risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2017 and in our other SEC filings, including our most recent Quarterly Report on Form 10-Q. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains certain supplemental financial measures that are not calculated pursuant to accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP measures to non-GAAP measures is contained in the appendix to this presentation. 2

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FINANCIAL HIGHLIGHTS 2018 • Total revenue of $103.2 million, compared to $99.3 million for the same quarter in 2017, an increase of 3.9%. Year-to-date, total revenue of $405.9 million, compared to $378.3 million for the same period in 2017, an increase of 7.3%. • Net income of $11.2 million, compared to a loss of $60.3 million for the same quarter in 2017. Year-to-date, net income of $29.3 million, compared to a loss of $8.6 million for the same period in 2017. • Adjusted EBITDA of $53.6 million, compared to $51.1 million for the same quarter in 2017. Adjusted EBITDA margin of 52.0%, compared to 51.4% for the same quarter in 2017. Year-to-date, Adjusted EBITDA of $201.7 million, compared to $194.7 million for the same period in 2017. • Annual capital expenditures of $275.5 million, compared to $402.6 million in 2017, a decrease of 32%. • Churn of 0.4%, compared to 0.3% for the same quarter in 2017.¹ • Over 420 contracts signed with total contract value over $73 million and annualized revenue of more than $20 million ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of 4 revenue at the beginning of the period.

Switch COMPANY SNAPSHOT Q4 2018 The Four Switch PRIMES™ Up to 12 million Up to 1,185 3 Campus Locations Operational and Gross square feet (GSF) Megawatts of power (MW) 1 Under Development Current U.S. facilities: 4M GSF Current U.S. facilities: 455 MW Future U.S. facilities: 8M GSF Future U.S. facilities: 730 MW 850+ 36.3% 0.4% Customers Of revenues from top 10 Revenue Churn 1 customers Q4’18 Q4’18 3.9% 4.9% 16.3% Revenue Growth Q4’17 to Q4’18 Adjusted EBITDA2 Growth Cash flow yield on invested capital Q4’17 to Q4’18 (Last 4 quarters as of Q4’18)3 ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period. ² See Appendix for a reconciliation of Net Income (Loss) to Adjusted EBITDA. ³ Cash flow yield on invested capital is defined as Adjusted EBITDA less income taxes and maintenance capital expenditures, divided by property and equipment, net, less construction in progress. 5

STRATEGICALLY LOCATED PRIME CAMPUS LOCATIONS The Citadel Campus | Reno The Pyramid Campus | Grand Rapids  Designed to be, upon  Designed to be the largest completion, world’s largest data datacenter campus center environment in the Eastern U.S.  TAHOE RENO 1 - Up to a 1.3mm  Over 1,100,000 sq. ft. and 110 sq. ft. and 130 MW power MW power capacity capacity  Low natural disaster rating  TAHOE RENO 1-7 over 5,000,000 sq. ft. and 520 MW  Tax Renaissance zone TAHOE RENO GRAND RAPIDS  Stable climate with low-humidity  100% renewable power source  Low tax environment The Keep Campus | Atlanta  100% renewable power source LAS VEGAS ATLANTA  Land acquired The Core Campus | Las Vegas  Campus data center designs currently in process  2,340,000 sq. ft. and 315 MW power capacity  Over 1,100,000 sq. ft. and 110 MW power capacity  Stable climate with low-humidity  Construction began Q4 2017  Lowest natural disaster rating in Western U.S.  Low tax environment  100% renewable power source 6

GROWING PORTFOLIO OF HYPERSCALE FACILITIES

Campus[1]	Year Operational	Gross Square Feet (up to)[2]	Utilization % - By Campus[3]	Utilization % - By Available Data Center Space[3]	Power Capacity (up to)[4]
The Core Campus[5] Current: 9 Facilities[6]	2003-2018	2,340,000	78%	91%	315 MW
The Citadel Campus Current: TAHOE RENO 1 Future: 7 Facilities	2016 2020+	1,360,000 5,890,000	30%	58%	130 MW 520 MW
The Pyramid Campus Current: Switch PYRAMID Future: 2 Facilities	2016 2020+	430,000 (Office) 220,000 (Data Center) 940,000	52%	88%	10 MW 100 MW
The Keep Campus Future	2019	1,100,000	N/A	N/A	110 MW
U.S. Total (Current) **U.S. Total (Future)**		**4,350,000 ft** **7,930,000 ft**			**455 MW** **730 MW**

1. SUPERNAP International has also deployed two additional data centers in Milan, Italy and Bangkok, Thailand that collectively provide up to 904,200 GSF of space, with up to 100 MW of power available to these facilities. We hold a 50% ownership interest in SUPERNAP International.
2. Estimated square footage of all enclosed space at full build out.
3. Utilization numbers are based on available cabinets. The Citadel Campus and The Pyramid Campus opened in the second half of 2016 and are in the first phase of development. Additional capital investment will be required to reach full build out.
4. Defined as total power delivered to the data center at full out.
5. We lease a data center building and the underlying land for three of our data centers at The Core Campus that have non-cancellable terms expiring through 2066.
6. Current facilities at The Core Campus include LAS VEGAS 2, LAS VEGAS 4, LAS VEGAS 5, LAS VEGAS 7, LAS VEGAS 8, LAS VEGAS 9, LAS VEGAS 10, LAS VEGAS 11, and LAS VEGAS 12.

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COMPELLING FINANCIAL MODEL • 70% of the increase in 2018 revenue was attributable to growth from customers who have been Track Record of Organic with Switch over one year, while the remaining 30% of the increase in revenue was attributable to Top-Line Growth new customers initiating service after December 31, 2017 • Long term licenses (3 to 5 year contracts) with ability to escalate rates Predictable and Recurring • Stable monthly recurring revenue Revenue Stream • 3-year average annual revenue churn of 0.7% • Patent-protected technology enables just-in-time capex deployment and low cost construction Capital Efficient Growth • Vertical integration creates additional capex savings • Low maintenance capex – 2.0% of revenue in 2018 Low Capital at Risk • Switch MOD® enables the company to build and open new sectors to meet customer demand Powerful Network Effects • Powerful network effects from 850+ customers and CORE Telecom purchasing cooperative 8

HISTORY OF ORGANIC GROWTH (IN $ MILLIONS) Revenue Adjusted EBITDA 1 $406 $378 $202 $195 $318 $266 $153 $142 $207 $112 2014A 2015A 2016A 2017A 2018A 2014A 2015A 2016A 2017A 2018A ¹ See Appendix for a reconciliation of Net Income (Loss) to Adjusted EBITDA 9

Q4 2018 REVENUE & ADJUSTED EBITDA VS. Q4 2017 Revenue & Adjusted EBITDA Performance $120 $100 $103.2 $99.3 $80 $60 $53.6 $51.1 $40 ($ millions) ($ $20 $0 Q4'18 Q4'17 Actual Actual Revenue $103.2 $99.3 Adj. EBITDA $53.6 $51.1 Adj. EBITDA Margin % 52.0% 51.4% YOY Actual Revenue Growth % 3.9% YOY Actual Adj. EBITDA Growth % 4.9% 10

ROLLING QUARTERLY REVENUE PERFORMANCE Rolling Quarterly Revenue Performance $120 $100 $102.2 $102.8 $103.2 $97.7 $97.7 $99.3 $92.1 $89.2 $80 $60 ($ millions) ($ $40 $20 $0 Q1'18 Q2'18 Q3'18 Q4'18 2018 Actual Revenue $97.7 $102.2 $102.8 $103.2 2017 Actual Revenue $89.2 $92.1 $97.7 $99.3 YOY % Growth 9.6% 10.9% 5.2% 3.9% 11

ROLLING QUARTERLY ADJUSTED EBITDA PERFORMANCE Rolling Quarterly Adjusted EBITDA Performance $70 $60 $50 $53.6 $50.3 $50.9 $49.7 $51.1 $46.9 $47.1 $46.8 $40 $30 ($ millions) ($ $20 $10 $0 Q1'18 Q2'18 Q3'18 Q4'18 2018 Actual Adj. EBITDA $46.9 $50.3 $50.9 $53.6 2017 Actual Adj. EBITDA $47.1 $46.8 $49.7 $51.1 YOY % Growth -0.4% 7.5% 2.3% 4.9% 12

Q4 2018 TOTAL CONTRACT VALUE HIGHLIGHTS New Existing Metrics Total Customers Customers Contracts¹ 42 382 424 Customers 26 165 191 Power (MWs) >0.3 >8.1 >8.4 Annualized MRC² ($ millions) >$1 >$19 >$20 Wtd. Avg. Contract Term (yrs) 3.5 3.9 3.9 Total Contract Value³ ($ millions) >$4 >$69 >$73 ¹ Includes contracts signed by Switch and the customer during the quarter. ² Annualized Monthly Recurring Charges (“MRC”) is calculated using the monthly recurring revenue multiplied by 12. ³ Total Contract Value is adjusted for returns or discount options and does not include power and bandwidth usage revenue, price escalators or lifts. 13

Q4 2018 NEW CUSTOMERS HIGHLIGHTS BY INDUSTRY • Over 420 contracts signed in Q4 2018 for new services, renewals, and expansions • 26 new customers Industry Description Finance & Banking One of the largest independent retirement and college savings provider in the US Logistics / Transportation One of the largest transit agencies in California Insurance Services A leading mortgage technology provider Amusement Parks A global leader in theme park entertainment Government A Nevada governmental agency Law Enforcement A Las Vegas public agency Digital Advertising A premier advertising and marketing campaign management company Education & Training Software An award-winning software developer Cloud, IT & Software An enterprise networking and security company Health / Wellness A non-profit healthcare system provider in California Real Estate / Property Management A premier vacation ownership company Corporate / Business Services A leading alternative asset management company 14

Q4 2018 NEW CONTRACT HIGHLIGHTS (IN $ MILLIONS) Total MRC Total NRC Total Annualized % of Total Rank Industry Contract Contract Contract MRC TCV Value Value Value (TCV) 1 Healthcare $2.2 $10.6 $0.1 $10.7 15% 2 Cloud, IT & Software $2.7 $8.6 $0.1 $8.7 12% 3 Cloud, IT & Software $1.8 $8.2 $0.1 $8.3 11% 4 Healthcare $1.3 $6.5 $0.0 $6.5 9% 5 Cloud, IT & Software $1.5 $4.5 $0.2 $4.7 6% 6 Cloud, IT & Software $0.8 $4.0 $0.1 $4.1 6% 7 Semiconductor Manufacturing $0.6 $2.9 $0.0 $2.9 4% 8 Network & Telecom $0.7 $2.1 $0.0 $2.1 3% 9 Hospitality & Gaming $0.6 $1.9 $0.0 $1.9 3% 10 Cloud, IT & Software $0.5 $1.7 $0.0 $1.8 2% Total $12.7 $51.0 $0.7 $51.6 70% 15

CUSTOMER REVENUE & RECURRING REVENUES (IN $ MILLIONS) Customer Revenue Category Q4'18 Q4'17 Growth (%) Q4'18 YTD Q4'17 YTD Growth (%) Colocation $82.9 $79.8 3.9% $324.2 $304.7 6.4% Connectivity $18.4 $17.7 4.3% $74.0 $67.7 9.3% Other $1.9 $1.9 0.8% $7.6 $5.9 30.3% Total $103.2 $99.3 3.9% $405.9 $378.3 7.3% Recurring Revenue ¹ % of % of % of % of Category Q4'18 Revenue Q4'17 Revenue Q4'18 YTD Revenue Q4'17 YTD Revenue MRC $100.9 97.8% $96.9 97.6% $395.8 97.5% $369.9 97.8% NRC $2.3 2.2% $2.4 2.4% $10.1 2.5% $8.3 2.2% Total $103.2 100.0% $99.3 100.0% $405.9 100.0% $378.3 100.0% ¹ Recurring Revenue is comprised of (1) colocation, which includes the licensing and leasing of cabinet space and power; and (2) connectivity services, which include cross-connects, broadband services and external connectivity. We consider these services recurring because our customers are generally billed on a fixed and recurring basis each month for the duration of their contract. Non-Recurring Charges (“NRC”) are primarily comprised of installation services related to a customer’s initial deployment. These services are non-recurring because they are typically billed once, 16 upon completion of the installation.

DIVERSE, LONG-TENURED CUSTOMER BASE Q4 2018 Customer Revenue by Industry Q4 2018 Top 10 Customers Healthcare Network & Telecom Other 7.1% 9.3% 5.1% % of Q4 2018 Customer Company Industry Classification Government & Revenue Since Utilities 1 Retail & Consumer Goods 11.4% Sep-10 2.7% Cloud, IT & 2 Finance & Banking 4.8% May-15 Software 3 Digital Content & Multi-Media Entertainment 3.5% Jun-15 24.6% 4 Network & Telecom 3.4% Mar-16 5 Digital Content & Multi-Media Entertainment 3.2% Aug-13 6 Cloud, IT & Software 2.5% Jun-10 Retail & Consumer 7 Healthcare 2.1% Oct-12 Goods 8 Cloud, IT & Software 1.9% Mar-13 17.6% 9 Cloud, IT & Software 1.8% May-14 10 Digital Content & Multi-Media Entertainment 1.7% Dec-09 Top 10 Customers Total 36.3% Finance & Banking 11.9% Digital Content & Multi-Media Entertainment Hospitality & Gaming 17.1% 4.6% 17

REVENUE GROWTH, CABINET EQUIVALENTS & CHURN New vs. Existing Customer Revenue Growth Q4 2018 Q4 YTD 2018 % of Revenue Growth From New Customers 98% 30% % of Revenue Growth From Existing Customers 2% 70% Key Revenue Drivers Q4 2018 Billable Cabinet Equivalents¹ > 14,000 MRC per Cabinet Equivalent > $2,300 Billable Cross Connects > 5,000 Churn2 Q4 2018 Q4 2017 Churn % 0.4% 0.3% 1 Billed cabinet equivalents include contracted cabinet amounts as well as equivalent units for customers that are billed on metrics such as square footage, T-SCIF (Thermal Separate Compartment in Facility), or power usage. 2 Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a 18 percentage of revenue at the beginning of the period.

2018 CAPITAL EXPENDITURES & CAMPUS HIGHLIGHTS (IN $ MILLIONS) 2018 Capital Expenditures Campus Highlights The Core Campus: • Opened the Site, Shell, and Power System 1 (10MW) in LAS 2018 Total Capex of $275.5 VEGAS 11. Sectors 1 & 2 will be open in Q2 2019. • Opened 1 sector and supporting 10MW of power capacity in LAS VEGAS 10 • Upgraded portion of power and cooling infrastructure to support continued customer growth in LAS VEGAS 4 The Citadel Campus: • Opened 2 new sectors, corporate office, and supporting 10MW Power System 6 • Acquired 722 acres of land • Continued build costs associated with 40MW capacity Substation expected to go live Q1 2019 The Pyramid Campus: • Opened 1 sector (Area B) • Acquired 139 acres of land (wetland mitigation) • Build-out costs for newest sector opening in two phases in 2019 (Q1 & Q4) The Keep Campus: • Site and shell development costs for the land where the first building is expected to open in Q4 2019 • Maintenance Capex was $8 million for 2018, which represents 2.0% of revenue 19

2019 DEVELOPMENT PIPELINE 20

DEBT & LIQUIDITY (IN $ MILLIONS) Q4 2018 Capital Leases $20 Other Debt $587 Less: Cash & Cash Equivalents ($82) Net Debt $525 Fourth Quarter 2018 Annualized EBITDA $215 Net Debt / Fourth Quarter 2018 Annualized EBITDA 2.4x Liquidity¹ $582 ¹ Liquidity defined as: Remaining undrawn revolver capacity plus cash & cash equivalents 21

FULL YEAR 2019 GUIDANCE SUMMARY (IN $ MILLIONS) 2018 2019 Guidance Financial Metric Results Low High Revenue $406 $436 $445 Adjusted EBITDA¹ $202 $217 $223 Capital Expenditures $276 $210 $260 ¹ Switch does not provide reconciliations for the non-GAAP financial measures included in the 2019 guidance above due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss), depreciation, impairment charges, gains or losses on retirement of debt and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Switch's calculations 22 of Adjusted EBITDA

APPENDIX 23

NON-GAAP FINANCIAL MEASURES To supplement Switch’s condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Switch uses Adjusted EBITDA, Adjusted EBITDA margin, recurring revenue and net debt, which are non-GAAP measures, in this presentation. Switch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, interest income, income taxes, depreciation and amortization of property and equipment and for specific and defined supplemental adjustments to exclude (i) non-cash equity-based compensation expense; (ii) equity in net earnings (losses) of investments; and (iii) certain other items that Switch believes are not indicative of its core operating performance. Switch defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Switch defines net debt as total debt outstanding, including capital lease obligations, net of cash and cash equivalents. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. In addition, the non-GAAP measures exclude certain recurring expenses that have been and will continue to be significant expenses of Switch’s business. Switch believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational decision-making. 24

2016-2018 ADJUSTED EBITDA RECONCILIATION BY QUARTER (IN $ MILLIONS) Adjusted EBITDA Reconciliation Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Net income (loss) $16.7 $18.5 $15.9 ($19.8) $20.3 $15.0 $16.5 ($60.3) $4.0 $9.5 $4.7 $11.2 Interest expense 2.2 2.4 2.3 4.0 4.0 4.9 8.9 7.3 6.3 6.1 7.4 6.5 Interest income (0.0) 0.1 (0.1) (0.3) (0.0) (0.0) (0.0) (0.5) (0.7) (0.7) (0.6) (0.4) Depreciation and amortization 15.3 15.8 16.5 19.0 20.0 21.7 22.9 24.4 24.6 25.7 29.0 27.4 Loss on disposal of property and equipment 0.1 0.3 0.3 1.3 0.0 0.0 (0.0) 0.5 0.2 0.4 0.2 0.4 Impact fee expense - - - 27.0 - - - 0.6 - - - - Equity-based compensation 2.2 1.5 1.2 1.0 2.2 1.3 1.3 79.9 12.4 8.2 7.6 7.5 Equity in loss of investments 1.1 1.4 1.3 6.3 0.4 0.3 0.2 0.1 0.3 - - - Shareholder-related litigation expense - - - - - - - - - - 1.4 1.1 Loss on extinguishment of debt - - - - - 3.6 - - - - - - Gain on lease termination - - (2.8) - - - - - - - - - Impairment of notes and interest receivable - - - 2.4 - - - - - - - - Income tax (benefit) expense - - - - - - - (1.0) (0.1) 1.0 1.2 (0.1) Adjusted EBITDA $ 37.6 $ 40.0 $ 34.6 $ 41.0 $ 47.1 $ 46.8 $ 49.7 $ 51.1 $ 46.9 $ 50.3 $ 50.9 $ 53.6 Revenues $74.0 $80.8 $81.7 $81.9 $89.2 $92.1 $97.7 $99.3 $97.7 $102.2 $102.8 $103.2 Adjusted EBITDA Margin % 50.9% 49.5% 42.4% 50.0% 52.8% 50.8% 50.9% 51.4% 48.0% 49.2% 49.5% 52.0% 25

2014-2018 ADJUSTED EBITDA RECONCILIATION (IN $ MILLIONS) Adjusted EBITDA Reconciliation 2014 2015 2016 2017 2018 Net income (loss) $ 56.5 $ 73.5 $ 31.4 $(8.6) $ 29.3 Interest expense 6.8 7.7 10.8 25.1 26.4 Interest income (1.0) (0.3) (0.3) (0.6) (2.4) Depreciation and amortization 43.9 55.4 66.6 89.1 106.7 Loss on disposal of property and equipment 0.7 1.3 2.0 0.6 1.2 Impact fee expense - - 27.0 0.6 - Equity-based compensation 4.3 5.2 5.9 84.8 35.7 Equity in (net earnings) loss of investments 1.1 (0.8) 10.1 1.1 0.3 Shareholder-related litigation expense - - - - 2.5 Loss on extinguishment of debt - 0.2 - 3.6 - Gain on sale of asset - (0.2) - - - Gain on lease termination - - (2.8) - - Impairment of notes and interest receivable - - 2.4 - - Income tax (benefit) expense - - - (1.0) 1.9 Adjusted EBITDA $ 112.2 $ 141.9 $ 153.2 $ 194.7 $ 201.7 26